Tax on Profit/Loss for the Year and Deferred Tax	12 Months Ended
Dec. 31, 2017
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Tax on Profit/Loss for the Year and Deferred Tax

Note 8—Tax on Profit/Loss for the Year and Deferred Tax

	2017	2016	2015
	(EUR’000)
Tax on profit/(loss) for the year:
Current tax	(477)	(227)	(652)

	(477)	(227)	(652)

Tax for the year can be explained as follows:
Profit/(loss) before tax	(124,374)	(68,732)	(33,574)
Tax at the Danish corporation tax rate of 22%	(27,362)	(15,121)	(7,890)

Tax effect of:
Non-deductible costs	1,553	1,153	359
Additional tax deductions	(356)	(65)	(703)
Tax credits	1,028	740	787
Other effects	(598)	(266)	(330)
Change in unrecognized deferred tax assets	25,258	13,332	7,125

Tax on profit/(loss) for the year	(477)	(227)	(652)

Unrecognized deferred tax asset:
Tax deductible losses	(52,084)	(27,188)	(13,404)
Deferred income	(86)	(144)	(725)
Other temporary differences	(545)	(124)	5

Unrecognized deferred tax asset	(52,715)	(27,456)	(14,124)

The deferred tax assets have not been recognized in the statement of financial position due to uncertainty relating to the future utilization. The deferred tax asset can be carried forward without timing limitations. For tax losses carried forward, certain limitations exist for amounts to be utilized each year.

Under Danish tax legislation, tax losses may be partly refunded by the tax authorities to the extent such tax losses arise from research and development activities. For the year ended December 31, 2017, the jointly taxed Danish entities had a negative taxable income, and accordingly were entitled to a tax refund of approximately €0.7 million, compared to approximately €0.7 million for the year ended December 31, 2016.